SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549




                                 FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report
(Date of earliest event reported):      September 13, 2000





                   First Entertainment Holding Corp.
        (Exact name of registrant as specified in its charter)




    Nevada                        0-15435             84-0974303
(State or other jurisdiction (Commission File      (IRS Employer
of incorporation)                   Number)    Identification No.)




               5495 Marion Street, Denver, Colorado 80216
          (Address of principal executive offices) (Zip Code)





Registrant's telephone number, including area code (303) 382-1500




Item 5. Other Events.
     As of September 13,2000, an aggregate of 33,976,988 shares of the Registrant's $.008 par value common stock were issued and outstanding.


                               SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2000           FIRST ENTERTAINMENT HOLDING CORP.


                                       By: /s/ Douglas R. Olson
                                          Douglas Olson, President